UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 4, 2026

Date of Report

(Date of earliest event reported)

ASA Gold and Precious Metals Limited

(Exact name of registrant as specified in its charter)

Bermuda	811-21650	98-6000252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Middle Street, Suite 301	Portland	Maine	04101
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code: (207) 347-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Shares, par value $1.00 per share	ASA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On September 4, 2026, ASA Gold and Precious Metals Limited (the “Company”) issued a press release announcing that its board of directors approved a proposal to convert the Company from a registered closed-end investment company focused on the gold and precious-metals sector into a business development company (“BDC”) with a yield-oriented, credit-focused strategy (the “BDC Conversion”). The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 4, 2026 - ASA Gold and Precious Metals Limited Announces Board Approval of Proposed Conversion to Business Development Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASA GOLD AND PRECIOUS METALS LIMITED

Date: September 4, 2026		/s/ James Chekos
	Name:	James Chekos
	Title:	Corporate Secretary